PART A

                     AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                                      OF NEW YORK
                                    80 Pine Street
                               New York, New York 10005

                      INDIVIDUAL SINGLE PURCHASE PAYMENT DEFERRED
                              VARIABLE ANNUITY CONTRACTS
                                       issued by
                                  VARIABLE ACCOUNT A
                                          and
               AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

     The Individual Single Purchase Payment Deferred Variable Annuity Contracts (the "Contracts") described in this Prospectus provide for accumulation of Contract Values and payment of monthly annuity payments. The Contracts may be used by individuals in retirement plans which do not qualify for federal tax advantages ("Non-Qualified Contracts") or in connection with retirement plans which may qualify as Individual Retirement Annuities ("IRA") under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or Section 403(b) of the Code ("403(b) Plan"). The Contracts will not be available in connection with retirement plans designed by American International Life Assurance Company of New York (the "Company") which qualify for the federal tax advantages available under Sections 401and 457 of the Code. Purchasers intending to use the Contracts in connection with an IRA or a 403(b) Plan should seek competent tax advice.

     Purchase payments for the Contracts will be allocated to a segregated investment account of the Company which account has been designated Variable Account A (the "Variable Account"). The Variable Account invests in shares of Alliance Variable Products Series Fund, Inc. (the "Fund"). The Fund has made available the following Portfolios: Money Market Portfolio; Growth Portfolio; Growth and Income Portfolio; High-Yield Portfolio; International Portfolio; U.S. Government/High Grade Securities Portfolio; North American Government Income Portfolio; Global Dollar Government Portfolio; Utility Income Portfolio; Global Bond Portfolio; Premier Growth Portfolio; Total Return Portfolio; Worldwide Privatization Portfolio; Quasar Portfolio; Real Estate Investment Portfolio; Conservative Investors Portfolio; Growth Investors Portfolio; Short-Term Multi Market Portfolio and Technology Portfolio. (See "Alliance Variable Products Series Fund, Inc." on Page __.) The Fund consists of other portfolios which are not currently available as investment options under the Contracts.


     This Prospectus concisely sets forth the information a prospective investor ought to know before investing. Additional information about the Contracts is contained in the "Statement of Additional Information" which is available at no charge. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is hereby incorporated by reference. The Table of Contents of the Statement of Additional Information can be found on page ____of this Prospectus. For the Statement of Additional Information dated May 1, 1998, call or write American International Life Assurance Company of New York; Attention: Variable Products, 80 Pine Street, New York, New York, 10005, 1-800-340-2765.

INQUIRIES: Contract Owner inquiries can be made by calling the service office at 1-800-255-8402.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     INVESTMENTS IN THESE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, AND ARE NOT GUARANTEED OR ENDORSED BY ANY BANK OR BANK AFFILIATE. INVESTMENTS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISK WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

     PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.

     REPLACEMENT OF AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT MAY NOT BE TO YOUR ADVANTAGE.

     THE CONTRACTS OFFERED BY THIS PROSPECTUS ARE NOT AVAILABLE IN ALL STATES.

                         Date of Prospectus: May 1, 1998

                         as amended as of June 11, 1998


                                 TABLE CONTENTS
                                                                     PAGE


Definitions..................................................
Highlights...................................................
Summary of Expenses..........................................
Condensed Financial Information..............................
Calculation of  Performance
Financial Data...................
The Company.......................................
The  Variable Account..........................................
The Fund .........................
Charges and Deductions
Administration of the Contracts
Rights under the Contracts.....................................
Annuity Period................
Death Benefit.....................................
Purchasing Contract.........................................
Withdrawals.................................................
Taxes..........................................................
Legal Proccedings..............................................
Legal Matters..................................................
Table of Contents of  the  Statement of Additional Information.
Appendix - General Account Option..............................

                                   DEFINITIONS

Accumulation Period - The period prior to the Annuity Date.

Accumulation Unit - Accounting unit of measure used to calculate the Contract Value prior to the Annuity Date.


Age - Age means age on last birthday.


Annuitant - The person upon whose continuation of life any annuity payment involving life contingencies depends. The Annuitant is named in the application.

Annuity Date - The date at which annuity payments are to begin.

Annuity Unit - Accounting unit of measure used to calculate variable annuity payments.

Beneficiary - The person or persons named in the application who will receive any benefit upon the death of the Contract Owner (or Annuitant as applicable) prior to the Annuity Date.

Contingent Owner - The Contingent Owner, if any, must be the spouse of the Contract Owner as named in the application, unless changed.

Contract Anniversary - The same month and date as the Date of Issue in each subsequent year of the Contract.

Contract Owner - The person designated as Contract Owner in the application, unless changed.

Contract Value - The value of all amounts accumulated under the Contract.

Contract Year - Any period of twelve (12) months commencing with the Date of Issue and each Contract Anniversary thereafter.

Date of Issue - The date when the purchase payment was invested.

Deferred Sales Charge - The sales charge that may be applied against amounts withdrawn prior to the Annuity Date if withdrawal is within six years of the Date of Issue.

General Account - All of the Company's assets other than the assets of the Variable Account and any other separate accounts of the Company.

Office - The Annuity Service Office of the Company: c/o Delaware Valley Financial Services,Inc., 300 Berwyn Park, P.O. Box 3031, Berwyn,
Pennsylvania 19312-0031.


Premium Year - Any period of 12 months commencing with the date a Purchase Payment is made and ending on the same date in each succedding 12 month period thereafter.


Valuation Date - Each day that the New York Stock Exchange is open for trading.


Valuation Period - The period commencing as of the close of the New York Stock Exchange (presently 4 P.M., Eastern Standard Time EST ) on each Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.


Variable Account - A separate investment account of the Company, designated Variable Account A, into which purchase payments will be allocated.

                                   HIGHLIGHTS

Purchase payments for the Contracts will be allocated to a segregated investment account of Companywhich account has been designated Variable Account A (the "Variable Account"). The Variable Account invests in shares of Alliance Variable Product Series Fund, Inc. the Fund. (See The Fund, on page .)


The Contracts provide that in the event that a Contract Owner withdraws all or a portion of the Contract Value within six Contract Years there will be assessed a Deferred Sales Charge. The Deferred Sales Charge is based on a table of charges, of which the maximum charge is currently 6% of the Contract Value subject to a maximum of 8.5% of the purchase payment. (See "Charges and Deductions Deduction for Deferred Sales Charge" on page
          .)


Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged against the purchase payment or the Contract Value. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5%. (See "Charges and Deductions - Deduction for State Premium Taxes" on page .)


The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any income taxes. (See "Charges and Deductions - Deduction for Income Taxes" on page .)

The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account. (See "Charges and Deductions - Deduction for Mortality and Expense Risk Charge" on page .)

The Company deducts an annual Administrative Charge, which is currently $30 per year, from the Contract Value to reimburse it for administrative expenses relating to maintenance of the Contract and the Variable Account. The Company may increase this charge to an amount not to exceed $100 per year. (See "Charges and Deductions - Deduction for Administrative Charge" on page .)


There are deductions and expenses paid out of the assets of the Fund which are described in the accompanying Prospectus for the Fund. Surrenders and withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page .)


The Contract Owner may return the Contract within ten (10) days (the "Free Look Period") after it is received by delivering or mailing it to the Company's Office. If the Contract is purchased in Kansas or South Carolina and replaces any existing life insurance policy or annuity, the Contract Owner will be given a twenty (20) day Free Look Period. The return of the Contract by mail will be effective when the postmark is affixed to a properly addressed and postage prepaid envelope. The Company will refund the Contract Value. However, if the laws of a state require that the Company refund, during the Free Look Period, an amount equal to the purchase payment paid less any withdrawals, the Company will refund such an amount. In the case of Contracts issued in connection with an IRA the Company will refund the greater of the purchase payment, less any withdrawals, or the Contract Value.

                               SUMMARY OF EXPENSES


Owner Transaction Expenses

                                                             All Sub-Accounts




Sales Load Imposed on Purchases                              None

    Deferred Sales Charge (as a percentage of amount surrendered):

  Single Premium Contract

 Contract Year 1                                     6%
 Contract Year 2                                     5%
 Contract Year 3                                     4%
 Contract Year 4                                     3%
 Contract Year 5                                     2%
 Contract Year 6                                     1%
 Contract Year 7 and thereafter
                                                     None

Exchange Fee Currently:
    First 12 Per Contract Year                       None
    Thereafter                                       $ 10

Annual Contract Fee                                  $ 30

Separate Account Expenses
(as a percentage of average account value)
    Mortality and Expense Risk Fees                  1.25%
    Account Fees and Expenses                        0.15%

Total Separate Account Annual Expenses               1.40%


                               SUMMARY OF EXPENSES


Annual Fund Expenses After Expense Reimbursements

                                                                                               Total
                                                               Management        Other       Portfolio
Portfolio                                                         Fee          Expenses*     Expenses**
- ---------                                                    ---------       ---------     ---------
Money Market                                                     0.50%         0.14%          0.64%
Growth                                                           0.75          0.09           0.84
Growth and Income                                                0.63          0.09           0.72
International                                                    0.53          0.42           0.95
U.S. Government/High Grad Securities                             0.60          0.24           0.84
North American Government Investors                              0.56          0.39           0.95
Global Dollar Government                                         0.41          0.54           0.95
Utility Income                                                   0.62          0.33           0.95
Global Bond                                                      0.56          0.38           0.94
Premier Growth                                                   1.00          0.08           1.08
Total Return                                                     0.63          0.25           0.88
Worldwide Privatization                                          0.40          0.55           0.95
Technology                                                       0.76          0.19           0.95
Quasar                                                           0.58          0.37           0.95
Real Estate Investment(1)                                        0.00          0.95           0.95
High Yield(1)                                                    0.00          0.95           0.95
Conservative Investors                                           0.75          0.20           0.95
Growth Investors                                                 0.75          0.20           0.95
Short-Term Multi Market                                          0.55          0.39           0.94

     The purpose of the table set forth above is to assist the Contract Owner in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. The table reflects expenses of the Variable Account as well as the Funds. The Annual Administrative Charge for purposes of the Expense Table, above, was based upon the assessment of a $30 charge on a Contract Value of $5,000. (See "Charges and Deductions" on page ____ of this Prospectus and each Fund's Prospectus for further information.) The table does not reflect the charges applicable to certain death benefit options offered under the Contracts. (See "Charges and Deductions -- Deduction for Equity Assurance Plan" on page ____; "Charges and Deductions -- Deductions for the Enhanced Equity Assurance Plan" on page ___; Charges and Deductions -- Deductions for the Annual Rachet Plan" on page ____; "Charges and Deductions -- Deductions for the Accidental Death Benefit" on page _____.)

     No deduction will be made for any premium or other taxes levied by any State unless imposed by the State where you reside. Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. (See "Charges and Deductions -- Deduction for State Premium Taxes" on page ____.)

-----------

(1)  The expense  percentages  for the  High-Yield  and Real  Estate  Investment
     Portfolios have been annualized because as of December 31, 1997, the Portfolios had not been in existence for a full year.

* "Other Expenses" are based upon the expenses outlined under the section entitled "Management of the Fund" in the Fund's Prospectus.

** Total Portfolio Expenses for the following Portfolios before reimbursement by the relevant Fund's investment advisor, for the period ended December 31, 1997, were as follows:

     1.10% for Premier Growth; 1.03% for Global Bond; 1.55% for Worldwide Privatization; 2.31% for Real Estate Investment; 8.26% for High Yield; 1.42% for International; 1.04% for North American Government Income; 1.29% for Global Dollar Government; 1.08% for Utility Income; 1.37% for Quasar; 1.33% for Conservative Investors; 1.70 for Growth Investors; 1.42 for Short-Term Multi Market and 1.19% for Technology, of average daily net assets. For the year ended December 31, 1997 expenses of the Premier Growth Portfolio were capped at .95%. Effective May 1, 1998 Alliance discontinued expense reimbursement with respect to the Premier Growth Portfolio.

     In the event that an Owner withdraws all or a portion of the Contract Value in excess of the Free Withdrawal Amount fo rht first withdrawal in a Contract Year, or makes subsequent withdrawals in a Contract Year, a Deferred Sales Charge may be imposed. The Free Withdrawal in a Contract year, a Deferred Sales Charge may be imposed. The Free Withdrawal Amount is equal to 10% of the Premium paid, less any prior withdrawals at the time of withdrawal. (See Charges and Deductions - Deduction for Deferred Sales Charge" on page ____.)

Expenses on a hypothetical $1,000 Single Premium   policy, assuming 5% growth:

                                                  If you surrender



Portfolio                              1 Year    3 Years     5 Years   10 Years


Money Market                              77          105        134       243
Growth                                    79          111        144       264
Growth and Income                         78          107        138       251
High Yield                                80          114        149       275
International                             80          114        149       275
U.S. Gov't/High Grade Securities          79          111        144       264
North American Gov't Income               80          114        149       275
Global Dollar Government                  80          114        149       275
Utility Income                            80          114        149       275
Global Bond                               80          114        149       274
Premier Growth                            81          115        155       288
Total Return                              79          112        146       268
Worldwide Privatization                   80          114        149       275
Technology                                80          114        149       275
Quasar                                    80          114        149       275
Real Estate Investment                    80          114        149       275
Conservative Investors                    80          114        149       275
Growth Investors                          80          114        149       275
Short-Term Multi Market                   80          114        149       274

     Expenses on a hypothetical $1,000 Single Premium policy, assuming 5% growth:




                                                 If you annuitize or
                                                 if you do not surrender


Portfolio                              1 Year      3 Years   5 Years  10 Years
- ---------                              ------      -------   -------  --------

Money Market                             21         66        113       243
Growth                                   23         72        123       264
Growth and Income                        22         68        117       251
High Yield                               24         75        129       275
International                            24         75        129       275
U.S. Gov't/High Grade Securities         23         72        123       264
North American Gov't Income              24         75        129       275
Global Dollar Government                 24         75        129       275
Utility Income                           24         75        129       275
Global Bond                              24         75        128       274
Premier Growth                           26         79        135       288
Total Return                             24         73        125       268
Worldwide Privatization                  24         75        129       275
Technology                               24         75        129       275
Quasar                                   24         75        129       275
Real Estate Investment                   24         75        129       275
Conservative Investors                   24         75        129       275
Growth Investors                         24         75        129       275
Short-Term Multi Market                  24         75        128       274


      THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION
                            ACCUMULATION UNIT VALUES*

                                                    1997               1996            1995          1994         1993        1992
                                                    ----               ----            ----          ----         ----        ----
MONEY MARKET
  Accumulation Unit Value
    Beginning of Period .................          10.99              10.64          10.27         10.07        10.00         N/A
    End of Period .......................          11.39              10.99          10.64         10.27        10.07         N/A
  Accum Units o/s @ end of period .......     919,968.32         890,464.95     551,555.84    206,034.73     1,590.74         N/A
GROWTH
  Accumulation Unit Value
    Beginning of Period .................          17.73              13.99          10.48         11.13        10.00       10.00
    End of Period .......................          22.73              17.73          13.99         10.48        11.13       10.00
  Accum Units o/s @ end of period .......   1,695,515.74       1,541,465.58     777,108.88     56,104.84    35,271.53    2,081.43
GROWTH & INCOME
  Accumulation Unit Value
    Beginning of Period .................          18.99              15.52          11.57         11.76        10.66       10.00
    End of Period .......................          24.11              18.99          15.52         11.57        11.76       10.66
  Accum Units o/s @ end of period .......   1,868,628.86       1,324,216.31     502,667.80    179,245.69    37,573.04    7,731.36
INTERNATIONAL
  Accumulation Unit Value
    Beginning of Period .................          12.92              12.22          11.27         10.69        10.00         N/A
    End of Period .......................          13.17              12.92          12.22         11.27        10.69         N/A
  Accum Units o/s @ end of period .......     612,030.95         525,023.12     228,254.81    122,616.95    22,441.08         N/A
U.S. GOVERNMENT/HIGH GRADE SECURITIES
  Accumulation Unit Value
    Beginning of Period .................          11.50              11.38           9.66         10.17        10.00         N/A
    End of Period .......................          12.33              11.50          11.38          9.66        10.17         N/A
  Accum Units o/s @ end of period .......     601,935.75         552,183.99     390,483.21     75,881.31     7,608.84         N/A
NORTH AMERICAN GOVERNMENT INCOME
  Accumulation Unit Value
    Beginning of Period .................          12.35              10.55           8.71         10.00          N/A         N/A
    End of Period .......................          13.35              12.35          10.55          8.71          N/A         N/A
  Accum Units o/s @ end of period .......     469,970.73         279,368.63      95,031.46     89,164.68          N/A         N/A
GLOBAL DOLLAR GOVERNMENT
  Accumulation Unit Value
    Beginning of Period .................          14.55              11.81           9.73         10.00          N/A         N/A
    End of Period .......................          16.24              14.55          11.81          9.73          N/A         N/A
  Accum Units o/s @ end of period .......     179,585.93          76,451.58      16,171.63      5,958.18          N/A         N/A
UTILITY INCOME
  Accumulation Unit Value
    Beginning of Period .................           12.38              11.64           9.71         10.00          N/A         N/A
    End of Period .......................           15.35              12.38          11.64          9.71          N/A         N/A
  Accum Units o/s @ end of period .......      341,317.44         305,608.09     103,042.86     13,690.19          N/A         N/A
GLOBAL BOND
  Accumulation Unit Value
    Beginning of Period .................           12.82              12.24           9.94         10.61        10.00         N/A
    End of Period .......................           12.73              12.82          12.24          9.94        10.61         N/A
  Accum Units o/s @ end of period .......      161,242.31         145,722.74      76,604.28     27,806.30     5,589.55         N/A
PREMIER GROWTH
  Accumulation Unit Value
    Beginning of Period .................           18.45              15.25          10.66         10.00          N/A         N/A
    End of Period .......................           24.36              18.45          15.25         10.66          N/A         N/A
  Accum Units o/s @ end of period .......    1,441,993.79       1,026,432.81     420,662.68    108,111.20          N/A         N/A
TOTAL RETURN
  Accumulation Unit Value
    Beginning of Period .................           13.52              11.90           9.75         10.00          N/A         N/A
    End of Period .......................           16.14              13.52          11.90          9.75          N/A         N/A
  Accum Units o/s @ end of period .......      568,896.78         455,709.19     121,094.82      4,871.12          N/A         N/A

                                                  1997           1996            1995          1994         1993        1992
                                                  ----           ----            ----          ----         ----        ----
WORLDWIDE PRIVATIZATION
  Accumulation Unit Value
    Beginning of Period .................        12.86             11.01          10.05         10.00          N/A         N/A
    End of Period .......................        14.04             12.86          11.01         10.05          N/A         N/A
  Accum Units o/s @ end of period .......   495,269.51        224,339.58      62,769.30      6,357.69          N/A         N/A
TECHNOLOGY
  Accumulation Unit Value
    Beginning of Period .................        10.90             10.00            N/A           N/A          N/A         N/A
    End of Period .......................        11.44             10.90            N/A           N/A          N/A         N/A
  Accum Units o/s @ end of period ....... 1,033,596.21        431,529.41            N/A           N/A          N/A         N/A
QUASAR
  Accumulation Unit Value
    Beginning of Period .................        10.58             10.00            N/A           N/A          N/A         N/A
    End of Period .......................        12.38             10.58            N/A           N/A          N/A         N/A
  Accum Units o/s @ end of period .......   629,523.13        179,808.73            N/A           N/A          N/A         N/A
REAL ESTATE INVESTMENT
  Accumulation Unit Value
    Beginning of Period .................         N/A                N/A            N/A           N/A          N/A         N/A
    End of Period .......................         N/A                N.A            N/A           N/A          N/A         N/A
  Accum Units o/s @ end of period .......         N/A                N/A            N/A           N/A          N/A         N/A
HIGH YIELD
  Accumulation Unit Value
    Beginning of Period .................         N/A                N/A            N/A           N/A          N/A         N/A
    End of Period .......................         N.A                N/A            N/A           N/A          N/A         N/A
  Accum Units o/s @ end of period .......         N/A                N/A            N/A           N/A          N/A         N/A
CONSERVATIVE INVESTORS
  Accumulation Unit Value
    Beginning of Period .................        11.86             11.59             10.03        10.00        N/A         N/A
    End of Period .......................        13.00             11.86             11.59        10.03        N/A         N/A
  Accum Units o/s @ end of period .......   556,221.49        620,774.71        164,400.64     6,977.55        N/A         N/A
GROWTH INVESTORS
   Accumulation Unit Value
    Beginning of Period .................        12.48             11.70              9.83        10.00        N/A         N/A
    End of Period .......................        14.31             12.48             11.70         9.83        N/A         N/A
  Accum Units o/s @ end of period .......   165,729.30        141,797.07         62,762.43     3,185.25        N/A         N/A
SHORT-TERM MULTI MARKET
  Accumulation Unit Value
    Beginning of Period .................        10.83             10.03              9.51        10.31        9.79        10.00
    End of Period .......................        11.17             10.83             10.03         9.51       10.31         9.79
  Accum Units o/s @ end of period .......    78,309.49         99,089.93         81,425.05    15,915.04    6,843.27     8,369.93


          *Funds were first invested in the Portfolios as listed below:




    Money Market Portfolio                                     May 13, 1993
    Growth Portfolio                                           August 12, 1994
    Growth & Income Portfolio                                  April 16, 1992
    International Portfolio                                    June 1, 1993
    U.S. Government/High Grade Securities Portfolio            June 14, 1993
    North American Government Income Portfolio                 April 8, 1994
    Global Dollar Government Portfolio                         May 26, 1994
    Utility Income Portfolio                                   June 15, 1994
    Global Bond Portfolio                                      May 10, 1993
    Premier Growth Portfolio                                   December 7, 1992
    Total Return Portfolio                                     September 12,1994
    Worldwide Privatization Portfolio                          October 17, 1994
    Technology Portfolio                                       January 22, 1996
    Quasar Portfolio                                           August 15, 1996
    Real Estate Investment Portfolio                           January 7, 1997
    High Yield Portfolio                                       September 9, 1997
    Conservative Investors Portfolio                           September 9, 1994
    Growth Investors Portfolio                                 August 16, 1994
    Short-Term Multi Market Portfolio                          June 25, 1992


                         Calculation Of Performance Data

     The Company may, from time to time, advertise certain performance related information concerning one or more of the Sub-accounts, including information as to total return and yield. Performance information about a Sub-account is based on the Sub-account's past performance only and is not intended as an indication of future performance.

     When the Company advertises the average annual total return of a Sub-account, it will usually be calculated for one, five, and ten year periods or, where a Sub-account has been in existence for a period less than one, five or ten years, for such lesser period. Average annual total return is measured by comparing the value of the investment in a Sub-account at the beginning of the relevant period to the value of the investment at the end of the period (assuming the deduction of any Deferred Sales Charge which would be payable if the account were redeemed at the end of the period) and calculating the average annual compounded rate of return necessary to produce the value of the investment at the end of the period. The Company may simultaneously present returns that do not assume a surrender and, therefore, do not deduct the Deferred Sales Charge.

     When the Company advertises the yield of a Sub-account it will be calculated based upon a 30-day period ended on the date of the most recent balance sheet of the Company included in its registration statement. The yield is determined by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period.

     When the Company advertises the performance of the Money Market Sub-account it may advertise in addition to the total return either the yield or the effective yield. The yield of the Money Market Sub-account refers to the income generated by an investment in that Sub-account over a 7-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the Money Market Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

     Total return at the Variable Account level is reduced by all contract charge (sales charges, mortality and expense risk charges, and the administrative charge) and is therefore lower than the total return at the Fund level, which has no comparable charges. Likewise, yield and effective yield at the Variable Account level take into account all recurring charges (except sales charges), and are therefore lower than the yield and effective yield at the Fund level, which has no comparable charges.

     Performance information for a Sub-account may be compared to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Shearson Lehman Hutton and Salomon Brothers or other indices measuring performance of a pertinent group of securities so that investors may compare a Sub-account's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and (iv) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

Financial Data

     Financial statements of the Company may be found in the Statement of Additional Information. No financial statements for the Variable Account have been provided in the Statement of Additional Information because, as of the date of this Prospectus, the Subaccounts had not yet commenced operations with respect to the underlying portfolios of the Funds and consequently had no assets invested in such portfolios.


                               The Company
Rating Information

     The Company is a stock life insurance company which was organized under the laws of the State of New York in 1962. The Company provides a full range of life insurance and annuity plans. The Company is a subsidiary of American International Group, Inc., which serves as the holding company for a number of companies engaged in the international insurance business, both life and general, in over 130 countries and jurisdictions around the world.



                              THE VARIABLE ACCOUNT

     The Board of Directors of the Company adopted a resolution to establish a segregated asset account pursuant to New York insurance law on June 5, 1986. The Company has caused the Variable Account to be registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940.

     The assets of the Variable Account are the property of the Company. However, the assets of the Variable Account, equal to the reserves and other contract liabilities with respect to the Variable Account, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. The Company's obligations arising under the Contracts are general corporate obligations of the Company. The Variable Account may be subject to liabilities arising from Sub-accounts whose assets are attributable to other variable annuity contracts offered by Variable Account A which are not described in this Prospectus.

     The Variable Account is divided into Sub-accounts, with the assets of each Sub-account invested in one Portfolio of the Fund. The Company may, from time to time, add additional portfolios to the Fund, and, when appropriate, additional mutual funds to act as the funding vehicles for the Contracts.

                                  THE FUND




     Alliance Variable Products Series Fund, Inc. will act as the funding vehicle for the Contracts offered hereby. The Fund is managed by Alliance Capital Management, L.P., (the "Advisor"). The Fund is an open-end, diversified management investment company, which is intended to meet differing investment objectives. The Fund has made available the following portfolios: Money Market; Growth; Growth and Income; International; U.S. Government/High Grade Securities; North American Government Income; Global Dollar Government; Utility Income; Global Bond; Premier Growth; Total Return; Worldwide Privatization; Technology; Quasar; Real Estate Investment; Conservative Investors; Growth Investors; Short-Term Multi Market and High Yield. The Advisor has entered into a sub-advisory agreement with AIGAM International Limited (the "Sub-Advisor"), a wholly-owned subsidiary of AIG and an affiliate of the Company, to provide investment advice for the Global Bond Portfolio.


     A summary of investment objectives for each portfolio is contained in the description of the Fund below. More detailed information including the investment advisory fee of each portfolio and other charges assessed by the Fund, may be found in the current Prospectus for the Fund; which contains a discussion of the risks involved in investing in the Fund is included with this Prospectus. Additional Prospectuses and the Statement of Additional Information can be obtained by calling the number on the cover page of this Prospectus. Please read both Prospectuses carefully before investing.

     The investment objectives of the Portfolios are as follows:

Money Market Portfolio

     This Portfolio seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.


Growth Portfolio

     This Portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. Because of the risks involved in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. Moreover, to the extent the Portfolio seeks to achieve its objective through such aggressive investment policies, the risk of loss increases. The Portfolio is therefore not intended for investors whose principal objective is assured income or preservation of capital.

Growth and Income Portfolio

     This Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

High Yield Portfolio

     This portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed income securities. As a secondary objective, this Portfolio seeks capital appreciation where consistent with its primary objective. Many of the high-yielding securities in which the High-Yield Portfolio invests are rated in the lower rating categories (i.e. below investment garde) by nationally recognized rating services. These securities, which are often referred to as "junk bonds", are subject to greater risk loss of principal and interest than higher rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal.

International Portfolio

     This Portfolio seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.


North American Government Income Portfolio

     This Portfolio seeks the highest level of current income, consistent with what the adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

Global Dollar Government Portfolio

     This portfolio seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominately speculative as regards the issuer's capacity to pay interest and repay principal.

Utility Income Portfolio

     This Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies int he "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

U.S. Government/High Grade Securities Portfolio

     This Portfolio seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities, and other high grade debt securities.

Global Bond Portfolio

     This Portfolio seeks to provide the highest level of current income consistent with what the Fund's Adviser and Sub-Adviser consider to be prudent investment risk that is available from a multi-currency portfolio of high quality debt securities of varying maturities.

Premier Growth Portfolio

     This Portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based on their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

Total Return Portfolio

     This Portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and Agency obligations, bonds and senior debt securities.


Worldwide Privatization Portfolio

     This Portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

Technology Portfolio

     This Portfolio seeks growth of capital through investment in companies expected to benefit from advances in technology. The Technology Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.


Quasar Portfolio

     This portfolio seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


Real Estate Investment Portfolio

     This portfolio seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


Conservative Investors Portfolio

     This portfolio seeks the highest total return without, in the view of the Fund's Adviser, undue risk to the principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

Growth Investors Portfolio

     This Portfolio seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

Short-Term Multi Market Portfolio

     This Portfolio seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities denominated in U.S. dollars and selected foreign currencies and having remaining maturities of not more than three years.


     There is no assurance that the investment objectives of the Portfolios will be met.

Voting Rights

     The Fund does not hold regular meetings of shareholders. The Directors of the Fund may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940 or the Articles of Incorporation of the Fund. In accordance with its view of present applicable law, the Company will vote the shares of the Fund held in the Variable Account at special meetings of the shareholders of the Fund in accordance with instructions received from persons having the voting interest in the Variable Account. The Company will vote shares for which it has not received instructions from Contract Owners and those shares which it owns in the same proportion as it votes shares for which it has received instructions from Contract Owners.

     The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Company not more than sixty (60) days prior to the meeting of the Fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting. The person having such voting rights will be the Contract Owner before the Annuity Date or the death of the Annuitant (or Contract Owner, as applicable), and thereafter, the payee entitled to receive payments under the Contract. During the Annuity Period, voting rights attributable to a Contract will generally decrease as the Contract Value attributable to an Annuitant decreases.

     The voting rights relate only to amounts invested in the Variable Account. There are no voting rights with respect to funds invested in the General Account.

     Shares of the Fund are sold only to separate accounts of life insurance companies. The shares of the Fund will be sold to separate accounts of the Company, its affiliate, AIG Life Insurance Company and unaffiliated life insurance companies to fund variable annuity contracts and/or variable life insurance policies. It is conceivable that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither the Company nor the Fund currently foresees any such disadvantages, either to variable life insurance policyowners or to variable annuity Contract Owners, the Fund's Board of Directors will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a material irreconcilable conflict were to occur, the relevant participating life insurance companies will under their agreements governing participation in the Fund take whatever steps are necessary, at their expense, to remedy or eliminate the irreconcilable material conflict. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in the Fund. This might force the Fund to sell securities at disadvantageous prices.

Substitution Of Shares

     If the shares of the Fund (or any Portfolio within the Fund) should no longer be available for investment by the Variable Account or if, in the judgment of the Company, further investment in such shares should become inappropriate in view of the purpose of the Contracts, the Company may substitute shares of another mutual fund (or Portfolio within the Fund) for Fund shares already purchased or to be purchased in the future by purchase payments under the Contracts. No substitution of securities may take place without any required prior approval of the Securities and Exchange Commission and under such requirements as it may impose.

Allocation Of Purchase Payment to Sub-accounts

     The purchase payment is allocated to the Sub-account(s) selected by the Contract Owner in the application except that in those states which require the Company to pay a premium tax upon receipt of a purchase payment the Company will deduct the premium tax prior to allocating the purchase payment to such Sub-account(s). The selection must specify a percentage for each Sub-account that is a whole number, and must be either 0% or a number equal to or greater than 10%. At the time of the allocation the purchase payment is divided by the value of the Accumulation Unit for the particular Sub-account for the Valuation Period during which such allocation occurs to determine the number of Accumulation Units attributable to the purchase payment.

     The purchase payment under an IRA plan will be allocated to the Money Market Sub-account until the expiration of fifteen (15) days from the day the Contract is mailed from the Company's office. Thereafter, the Contract Value shall be reallocated in accordance with instructions specified in the application.

Transfer Of Contract Values

     Before the Annuity Date, the Contract Owner may transfer, by written request or telephone authorization, Contract Values from one Sub-account to another Sub-account, subject to the following conditions:

    (a) the amount transferred from any Sub-account must be at least $1,000 (or the entire Sub-account value, if less);
    (b)   if  less  than  $1,000  would  remain  in the  Sub-account  after  the
          transfer,   the  Company  will  transfer  the  entire  amount  in  the
          Sub-account;
    (c) the Company may reject any more than twelve (12) transfer requests per Contract Year; and
    (d) the Company will deduct any transfer charge assessed on the transaction. The Company is currently not assessing a transfer fee for the first twelve (12)  transfers  per Contract  Year.  The
          Company  is   assessing  a  transfer   fee  of  $10  per  transfer
          thereafter. The Company may increase the transfer fee to an amount not to exceed $30 per transfer. The transfer fee will be deducted from either the Sub-account which is the source of the transfer or from the amount transferred if the entire value in the Sub-account is transferred.

     Transfer by telephone authorization is available to a Contract Owner only by prior election. A Contract Owner must complete, sign, and file with the Company a Telephone Transfer Authorization Form for each Contract owned. The Company will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. All calls will be recorded. All transfers performed by telephone authorization will be confirmed in writing to the Contract Owner. The Company is not liable for any loss, cost, or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures.

     Transfer privileges are further explained in the Statement of Additional Information.

     After the Annuity Date, the payee of the annuity payments may transfer the Contract Value allocated to the Variable Account from one Sub-account to another Sub-account. However, the Company reserves the right to refuse any more than one transfer per month. The transfer fee is the same as before the Annuity Date. This transfer fee will be deducted from the next annuity payment after the transfer. If following the transfer, the units remaining in the Sub-account would generate a monthly payment of less than $100, then the Company may transfer the entire amount in the Sub-account.

     Once the transfer is effected, the Company will recompute the number of Annuity Units for each Sub-account. The number of Annuity Units for each Sub-account will remain the same for the remainder of the payment period unless the payee requests another change.

                             CHARGES AND DEDUCTIONS

     Various charges and deductions are made from Contract Values and the Variable Account. These charges and deductions are:


Deduction for  State Premium Taxes

     Any premium or other taxes levied by any governmental entity with respect to the Contracts will be charged against the purchase payment or the Contract Value . Premium taxes currently imposed by certain states on the Contracts range from 0% to 3.5% of premiums paid. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time of annuitization. The Company currently intends to advance any premium taxes due at the time purchase payments are made and then deduct premium taxes from the Contract Value at the time annuity payments begin or upon surrender if the Company is unable to obtain refund of or otherwise obtain a credit for any excess premium taxes paid. The Company reserves the right to deduct premium taxes when incurred. Premium taxes are subject to being changed or amended by state legislatures, administrative interpretations or judicial acts.

Deduction for Mortality and Expense Risk Charge

     The Company deducts for each Valuation Period a Mortality and Expense Risk Charge which is equal on an annual basis to 1.25% of the average daily net asset value of the Variable Account (consisting of approximately .90% for mortality risks and approximately .35% for expense risks). The mortality risks assumed by the Company arise from its contractual obligation to make annuity payments after the Annuity Date for the life of the Annuitant, to waive the Deferred Sales Charge in the event of the death of the Annuitant and to provide the death benefit prior to the Annuity Date. The expense risk assumed by the Company is that the costs of administering the Contracts and the Variable Account will exceed the amount received from the Administrative Charge.

     If the Mortality and Expense Risk Charge is insufficient to cover the actual costs, the loss will be borne by the Company. Conversely, if the amount deducted proves more than sufficient, the excess will be profit to the Company.

     The Mortality and Expense Risk Charge is guaranteed by the Company and cannot be increased.

     The Mortality and Expense Risk Charge is deducted during the Accumulation Period and after the Annuity Date.

     The Company currently offers annuity payment options that are based on a life contingency. (See "Annuity Period - Annuity Options" on page ) It is possible that in the future the Company may offer additional payment options which are not based on a life contingency. If this should occur and if a Contract Owner should elect a payment option not based on a life contingency, the Mortality and Expense Risk Charge is still deducted but the Contract Owner receives no benefit from it.

Deduction for Deferred Sales Charge

     In the event that a Contract Owner withdraws all or a portion of the Contract Value in excess of the Free Withdrawal Amount for the first withdrawal in a Contract Year other than by way of the Systematic Withdrawal Program, or makes subsequent withdrawals in a Contract Year, a Deferred Sales Charge may be imposed. The Free Withdrawal Amount is equal to 10% of the Contract Value at the time of withdrawal.

     The Deferred Sales Charge is deducted based upon a percentage of the Contract Value which includes the purchase payment and earnings. Since earnings are included it is possible that the actual amount of the Deferred Sales Charge may increase even though the percentage may go down.

     The Deferred Sales Charge will vary in amount depending upon the time which has elapsed since the Date of Issue. The amount of any withdrawal which exceeds the Free Withdrawal Amount will be subject to the following charge:

Applicable Deferred Contract Year                 Sales Charge Percentage

            1                                               6%
            2                                               5%
            3                                               4%
            4                                               3%
            5                                               2%
            6                                               1%
            7 and thereafter                                0%

     The aggregate Deferred Sales Charges paid with respect to a Contract shall not exceed 8.5% of the purchase payment for such Contract.

     The Deferred Sales Charge is intended to reimburse the Company for expenses incurred which are related to Contract sales. The Company does not expect the proceeds from the Deferred Sales Charge to cover all distribution costs. To the extent such charge is insufficient to cover all distribution costs, the Company may use any of its corporate assets, including potential profit which may arise from the Mortality and Expense Risk Charge, to make up any difference.


     Certain restrictions on surrenders are imposed on Contracts issued in connection with retirement plans which qualify as a 403(b) Plan or IRA. (See "Taxes - 403(b) Plans" on page .)



     Deduction for Administrative Charge

     The Company deducts an annual Administrative Charge, which is currently $30 per year, from the Contract Value to reimburse it for the costs it incurs relating to maintenance of the Contract and the Variable Account. The Company may increase this charge to an amount not to exceed $100 per year. The Administrative Charge is designed to reimburse the Company for the costs it incurs relating to the maintenance of the Contract and the Variable Account.

     Prior to the Annuity Date, the Administrative Charge is deducted from the Contract Value on each Contract Anniversary. If the Annuity Date is a date other than a Contract Anniversary, the Company will also deduct a pro-rata portion of the Administrative Charge from the Contract Value for the fraction of the Contract Year preceding the Annuity Date.

     This charge is also deducted in full on the date of any total withdrawal. The charge will be deducted from each Sub-account of the Variable Account in the proportion that the value of each Sub-account attributable to the Contract bears to the total Contract Value.

     After the Annuity Date, this charge is deducted on a pro-rata basis from each annuity payment and is guaranteed to remain at the same amount as at the Annuity Date.


Deduction for Income Taxes

     The Company deducts from the Contract Value and/or the Variable Account any Federal income taxes resulting from the operation of the Variable Account. The Company does not currently anticipate incurring any income taxes. Surrenders and withdrawals may be taxable and subject to a penalty tax. (See "Taxes" beginning on page .)



Other Expenses

     There are deductions from and expenses paid out of the assets of the Fund which are described in the accompanying Prospectus for the Fund.

                         ADMINISTRATION OF THE CONTRACTS

     While the Company has primary responsibility for all administration of the Contracts and the Variable Account, it has retained the services of Delaware Valley Financial Services, Inc. ("DVFS") pursuant to an administrative agreement. Such administrative services include issuance of the Contracts and maintenance of Contract Owner's records. DVFS serves as the administrator to various insurance companies offering variable contracts .


                           RIGHTS UNDER THE CONTRACTS

     The Contract Owner has all rights and may receive all benefits under the Contract. The Contract Owner is named in the application. Ownership may be changed prior to the Annuity Date through the submission of written notification of the change to the Company on a form acceptable to the Company. On and after the Annuity Date, the Annuitant and Contract Owner shall be one in the same person unless otherwise provided for. In the case of Contracts issued in connection with an IRA, the Contract Owner must be the Annuitant.

     The Contract Owner's spouse is the only person eligible to be the Contingent Owner. (See "Death Benefit - Death of Contract Owner" on page ____) Any new choice of Contingent Owner will automatically revoke any prior choices.

     The Contract Owner may, except in the case of a Contract issued in connection with either an IRA or a 403(b) Plan, assign a Contract at any time before the Annuity Date and while the Annuitant is alive. A copy of any assignment must be filed with the Company. The Company is not responsible for the validity of any assignment. If the Contract is assigned, the rights of the Contract Owner and those of any revocable Beneficiary will be subject to the assignment. An assignment will not affect any payments the Company may make or action it may take before it is recorded. In as much as an assignment or change of ownership may be a taxable event, Contract Owners should consult competent tax advisers should they wish to assign their Contracts.

     The Contract may be modified only with the consent of the Contract Owner, except as may be required by applicable law.


                                 ANNUITY PERIOD
Annuity Benefits

     If the Annuitant and Contract Owner are alive on the Annuity Date, the Company will begin making payments to the Annuitant under the annuity option or options the Contract Owner has chosen.

     The Contract Owner may choose or change an annuity payment option by making a written request at least thirty (30) days prior to the Annuity Date.

     The amount of the payments will be determined by applying the Contract Value on the Annuity Date. The amount of the annuity payments will depend on the age or sex of the payee at the time the settlement contract is issued. At the Annuity Date the Contract Value in each Sub-account will be applied to the applicable annuity tables contained in the Contract. The amount of the Sub-account annuity payments are determined through a calculation described in the Section captioned "Annuity Provisions" in the Statement of Additional Information.

Annuity Date

     The Annuity Date for the Annuitant is:

               (a)  the first day of the calendar  month  following the later of
                    the   Annuitant's   85th   birthday  or  the  10th  Contract
                    Anniversary; or

               (b) such earlier date as may be set by applicable law.

     The Contract Owner may designate an earlier date in the application or may change the Annuity Date by making a written request at least thirty (30) days prior to the Annuity Date being changed. However, any Annuity Date must be:

               (a) no later than the date defined in (a) above; and (b) the first day of a calendar month.


     In addition, for IRA and 403(b) Plan Contracts, certain provisions of your retirement plan or the Code may further restrict your choice of an Annuity Date. (See "Taxes - 403(b) Plans" on page , and "Taxes Individual Retirement Annuities" on page .)


Annuity Options

     The Contract Owner may choose to receive annuity payments which are fixed, or which are based on the Variable Account, or a combination of the two. If the Contract Owner elects annuity payments which are based on the Variable Account, the amount of the payments will be variable. The Contract Owner may not transfer Contract Values between the General Account and the Variable Account after the Annuity Date, but may, subject to certain conditions, transfer Contract Values from one Sub-account to another Sub-account. (See "Alliance Variable Products Series Fund, Inc. Transfer of Contract Values" on page .)

     If the Contract Owner has not made any annuity payment option selection at the Annuity Date, the Contract Value will be applied to purchase Option 2 fixed basis annuity payments and Option 2 variable basis annuity payments, in proportion to the amount of Contract Value in the General Account and the Variable Account, respectively.

The annuity payment options are:

   Option 1: Life Income. The Company will pay an annuity during the lifetime of the payee.

   Option 2: Life Income with 10 Years of Payments Guaranteed. The Company will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for less than 10 years:

     (a) payments will be continued during the remainder of the period to the successor payee;

     (b) the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the interest rate used to create the annuity factor for this Option; or

     (c) the guaranteed period will not in the case of Contracts issued in connection with an IRA exceed the life expectancy of the Annuitant at the time the first payment is due.

     Option 3: Joint and Last Survivor Income. The Company will pay an annuity for as long as either the payee or a designated second person is alive. In the event that the Contract is issued in connection with an IRA, the payments in this Option will be made only to the Annuitant and the Annuitant's spouse.

     The annuity payment options are more fully explained in the Statement of Additional Information. The Company may also offer additional options at its own discretion.

Annuity Payments

     If the Contract Value applied to annuity payment options is less than $2,000, the Company has the right to pay the amount in a lump sum in lieu of annuity payments. The Company makes all other annuity payments monthly. However, if the total monthly annuity payment would be less than $100 the Company has the right to make payments semi-annually or annually.

     If fixed annuity payments are selected, the amount of each fixed payment is determined by multiplying the Contract Value allocated to purchase fixed annuity payments by the factor shown in the annuity table specified in the Contract for the option selected, divided by 1,000.

     If variable annuity payments are selected, the Annuitant receives the value of a fixed number of Annuity Units each month. The actual dollar amount of variable annuity payments is dependent upon: (i) the Contract Value at the time of annuitization; (ii) the annuity table specified in the Contract; (iii) the Annuity Option selected; (iv) the investment performance of the Sub-account selected; and (v) the pro-rata portion of the Administrative Charge.

     The annuity tables contained in the Contract are based on a 5% assumed investment rate. If the actual net investment rate exceeds 5%, payments will increase. Conversely, if the actual rate is less than 5%, annuity payments will decrease.

                                  DEATH BENEFIT

Death Benefit

     If the Annuitant (or Contract Owner, if applicable) dies before the Annuity Date, the Company will pay a death benefit equal to the greater of the purchase payment paid less partial withdrawals or the Contract Value.

     Before the Company will pay any death benefit, the Company will require due proof of death. The Company will determine the value of the death benefit as of the Valuation Period following receipt of due proof of death. The Company will pay the death benefit to the Beneficiary in accordance with any applicable laws governing the payment of death proceeds.

     Payment of the death benefit may be made in one lump sum or applied under one of the annuity payment options. (See "Annuity Period - Annuity Options" on page .) The Contract Owner may by written request elect that any death benefit of at least $2,000 be received by the Beneficiary under an annuity payment option. (See "Annuity Period - Annuity Options" on page .) The Contract Owner may choose or change a payment option at any time prior to the Annuitant's death. If at the time the Annuitant dies, the Contract Owner has made no request for a payment option, the Beneficiary has sixty (60) days in which to make a written request to elect either a lump sum payment or any annuity payment option. Any lump sum payment will be made within seven (7) days after the Company has received due proof of death and the written election of the Beneficiary, unless a delay of payments provision is in effect. (See Statement of Additional Information - "General Information Delay of Payments.")

     In the event that the Annuitant and the Contract Owner are the same individual, the death of that individual will be treated by the Company as the death of the Annuitant.

Death of the Contract Owner

     If a Contract Owner dies before the Annuity Date, the entire Contract Value must be distributed within five (5) years of the date of death, unless:

    (a) it is payable over the lifetime of a designated Beneficiary with distributions beginning within one (1) year of the date of death; or
    (b) the Contingent Owner, if any, continues the Contract in his or her own name.

     In the case of Contracts issued in connection with an IRA, the Beneficiary may elect to accelerate these payments. Any method of acceleration chosen must be approved by the Company.

     If the Contract Owner dies after the Annuity Date, distribution will be as provided in the annuity payment option selected.


                              PURCHASING A CONTRACT

Application

     In order to acquire a Contract, an application provided by the Company must be completed and submitted to the Company for acceptance. The Company must also receive the purchase payment. Upon acceptance, the Contract is issued to the Contract Owner and the Purchase Payment is then credited to the Variable Account and converted into Accumulation Units, except in those states where the applicable premium tax is deducted from the purchase payment. (See "Alliance Variable Products Series Fund, Inc. Allocation of Purchase Payment to Sub-accounts" on page .) If the application for a Contract is in good order, the Company will apply the purchase payment to the Variable Account and credit the Contract with Accumulation Units within two (2) business days of receipt. In addition to the underwriting requirements of the Company, good order means that the Company has received federal funds (monies credited to a bank's account with its regional Federal Reserve Bank). If the application for a Contract is not in good order, the Company will attempt to get it in good order within five (5) business days or the Company will return the application and the purchase payment, unless the prospective purchaser specifically consents to the Company's retaining them until the application is made complete.

 Minimum Purchase Payment

     The Contracts are offered on a single purchase payment basis. The minimum purchase payment the Company will accept is $5,000 and $2,000 for a Contract purchased in connection with an IRA or 403(b) Plan.


 Distributor

     AIG Equity Sales Corp. ("AIGESC"), 80 Pine Street, New York, New York, acts as the distributor of the Contracts. AIGESC is a wholly-owned subsidiary of American International Group, Inc. and an affiliate of the Company.

     Commissions not to exceed 3.5% of purchase payments will be paid to entities which sell the Contracts. In addition, expense reimbursement allowances may be paid. Additional payments may be made for other services not directly related to the sale of the Contracts.

     Under the Glass-Steagall Act and other laws, certain banking institutions may be prohibited from distributing variable annuity contracts. If a bank were prohibited from performing certain agency or administrative services and receiving fees from AIGESC, Contract Owners who purchased Contracts through the bank would be permitted to retain their Contracts and alternate means for servicing those Contract Owners would be sought. It is not expected, however, that Contract Owners would suffer any loss of services or adverse financial consequences as a result of any of these occurrences.

                                 CONTRACT VALUE

     The Contract Value is the sum of the value of all Sub-account Accumulation Units attributable to the Contract. The value of an Accumulation Unit will vary from Valuation Period to Valuation Period. The value of an Accumulation Unit is determined at the end of the Valuation Period and reflects the investment earnings, or loss, and the deductions for the Valuation Period.

                                   WITHDRAWALS

Partial Withdrawal

     The Contract Owner may partially withdraw Contract Values from the Contract prior to the Annuity Date. Any partial withdrawal is subject to the following conditions:

     (a)  the Company must receive a written request;

     (b)  the  amount  requested  must be at  least  $500;

     (c) any applicable Deferred Sales Charge will be deducted;

     (d) the amount withdrawn will be the sum of the amount requested and the amount of any applicable Deferred Sales Charge; and

     (e) the Company will deduct the amount requested plus any Deferred Sales Charge from each Sub-account of the Variable Account either as specified or in the proportion that the Sub-account bears to the total Contract Value.


   Withdrawals (including systematic withdrawals discussed below) may be taxable and subject to a penalty tax. (See "Taxes" beginning on page
        .)

Systematic Withdrawal Program

     During the Accumulation Period a Contract Owner may at any time elect, in writing, to take systematic withdrawals from one or more of the Sub-accounts for a period of time not to exceed 12 months. In order to initiate this program, the amount to be systematically withdrawn must be equal to or greater than $200 provided that the Contract Value is equal to or greater than $24,000 and the amount to be withdrawn does not exceed the Free Withdrawal Amount. Systematic withdrawals will be made without the imposition of the Deferred Sales Charge.

Systematic withdrawals may occur monthly or quarterly.

     The systematic withdrawal program may be cancelled at any time by written request or automatically should the Contract Value fall below $1,000. In the event the systematic withdrawal program is cancelled, the Contract Owner may not elect to participate in such program until the next Contract Anniversary.


     A Contract Owner may change once per Contract Year the amount or frequency subject to be withdrawn on a systematic basis.


     The program is annually renewable, although the limitations set forth above shall continue to apply.

     The Free Withdrawal Amount (See "Charges and Deductions - Deduction for Deferred Sales Charge" on page ____) and Dollar Cost Averaging (See Statement of Additional Information - "General Information - Transfers") are not available while a Contract Owner is receiving systematic withdrawals. A Contract Owner will be entitled to the Free Withdrawal Amount and Dollar Cost Averaging on and after the Contract Anniversary next following the termination of the systematic withdrawal program.

     Implementation of the systematic withdrawal program may subject a Contract Owner to adverse tax consequences, including a 10% tax penalty. (See "Taxes Taxation of Annuities in General" on page ____ for a discussion of the tax consequences of withdrawals.)

Total Withdrawal

     The Contract Owner may withdraw the entire Contract Value prior to the Annuity Date. A total withdrawal will cancel the Contract. The total withdrawal value is equal to the Contract Value next calculated after receipt of the written withdrawal request, less any applicable Deferred Sales Charge, less the Administrative Charge and less any applicable premium taxes. (See "Charges and Deductions" on page .)

Payment of Withdrawals

     Any Contract Values withdrawn will be sent to the Contract Owners within seven (7) days of receipt of the written request, unless the Delay of Payments provision is in effect. (See Statement of Additional Information "General Information - Delay of Payments.") (See "Taxes Taxation of Annuities in General" on page for a discussion of the tax consequences of withdrawals.)

     The Company reserves the right to ensure that a Contract Owner's check or other form of purchase payment has been cleared for payment prior to processing any withdrawal or redemption request occurring shortly after a purchase payment.

     Certain restrictions on withdrawals are imposed on Contracts issued in connection with 403(b) Plans. (See "Taxes - 403(b) Plans" on page .)

                                      TAXES
Introduction

     The Contracts are designed for use by individuals to accumulate Contract Values with retirement plans which, except for IRAs and 403(b) Plans, are generally not tax-qualified plans (The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Contract Owner, Annuitant or Beneficiary depend on the Company's tax status and upon the tax and employment status of the individual concerned. Accordingly, each person should consult a competent tax adviser regarding the tax consequences of purchasing a Contract.

     The following discussion is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Fund, please see the accompanying Prospectus for the Fund.

Company Tax Status

     The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Since the Variable Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Contract Value. Under existing Federal income tax law, the Variable Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes from the assets of the Variable Account should they be imposed with respect to such items in the future.

Taxation of Annuities in General - Non-Qualified Plans

     Code Section 72 governs the taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under the Contract. However, under certain circumstances, the increase in value may be subject to tax currently. (See "Taxes - Contracts Owned by Non-Natural Persons," on page _______ and "Taxes Diversification Standards" on .)

     Withdrawals prior to the Annuity Date

     Code Section 72 provides that a total or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the contract," as that term is defined under the Code. The "investment in the contract" can generally be described as the cost of the Contract. It generally constitutes the sum of all purchase payments made for the contract less any amounts received under the Contract that are excluded from gross income. The taxable portion is taxed as ordinary income. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

     Withdrawals on or after the Annuity Date

     Upon receipt of a lump sum payment on full surrender of the Contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. The taxable portion is taxed as ordinary income.

     If the recipient receives annuity payments rather than a lump sum payment, a portion of the payment is included in taxable income when received. For fixed annuity payments, the taxable portion of each payment is generally determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the nontaxable portion of the payment. The remaining portion of each payment is taxed as ordinary income.

     For variable annuity payments, the taxable portion is determined by a formula which establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income.

     The recipient is able to exclude a portion of the payments received from taxable income until the investment in the Contract is fully recovered. Annuity payments are fully taxable after the investment in the Contract is recovered. If the recipient dies before the investment in the Contract is recovered, the recipient's estate is allowed a deduction for the remainder.

     Penalty Tax on Certain Withdrawals

     With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a 10% penalty tax is imposed upon the portion of such amount which is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the Contract Owner (or where the Contract Owner is not an individual, the death of the "primary annuitant", who is defined as the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract);
(ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (iv) allocable to investment in the Contract before August 14, 1982; (v) under a qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or
(vii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

     If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount equal to the tax that would have been imposed but for item (iii) above as determined under Treasury Regulations, plus interest for the deferral period. The foregoing rule applies if the modification takes place: (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2; or (b) before the taxpayer reaches age 59 1/2.

     Assignments

     Any assignment or pledge of the Contract as collateral for a loan may result in a taxable event and the excess of the Contract Value over purchase payments will be taxed to the assignor as ordinary income. Please consult your tax adviser prior to making an assignment of the Contract.


     Generation Skipping Transfer Tax

     A transfer of the Contract or the designation of a beneficiary who is either 37 1/2 years younger than the Owner or a grandchild of the Owner may have Generation Skipping Transfer Tax consequences.

     Distribution-at-Death Rules

     In order to be treated as an annuity contract for Federal income tax purposes, a Contract must generally provide for the following two distribution rules: (i) if the Contract Owner dies on or after the Annuity Date, and before the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as quickly as the method in effect on the Contract Owner's death; and (ii) if a Contract Owner dies before the Annuity Date, the entire interest must generally be distributed within five years after the date of death. To the extent such interest is payable to a designated Beneficiary, however, such interest may be annuitized over the life of that Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as distributions commence within one year after the date of death. The designated Beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person. If the Beneficiary is the spouse of the Contract Owner, the Contract may be continued unchanged in the name of the spouse as Contract Owner.


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

     If the Contract Owner is not an individual, the "primary annuitant" (as defined under the Code) is considered the Contract Owner. In addition, when the Contract Owner is not an individual, a change in the primary annuitant is treated as the death of the Contract Owner.

     Gifts of Contracts

     Any transfer of a Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract. The transferee will receive a step-up in basis for the amount included in the transferor's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code Section 1041(a).

     Contracts Owned by Non-Natural Persons

     If the Contract is held by a non-natural person (for example, a corporation or trust) the Contract is generally not treated as an annuity contract for Federal income tax purposes, and the income on the Contract (generally the excess of the Contract Value over the purchase payments) is includable in income each year. The rule does not apply where the non-natural person is only the nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply when the Contract is acquired by the estate of a decedent, when the Contract is held under certain qualified plans, when the Contract is a qualified funding asset for structured settlements, when the Contract is purchased on behalf of an employee upon termination of a qualified Plan, and in the case of an immediate annuity.

     Section 1035 Exchanges

     Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity contract for another annuity contract, unless money is distributed as part of the exchange. A replacement contract obtained in a tax-free exchange of contracts succeeds to the status of the surrendered contract. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code Section 1035 should consult their tax advisers.


     Multiple Contracts

     Annuity contracts that are issued by the same company (or affiliate) to the same policy owner during any calendar year will be treated as one annuity contract in determining the amount includable in the taxpayer's gross income. Thus, any amount received under any such contract prior to the contract's annuity starting date will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury has broad regulatory authority to prevent avoidance of the purposes of this aggregation rule. It is possible that, under this authority, Treasury may apply this rule to amounts that are paid as annuities (on or after the starting date) under annuity contracts issued by the same company to the same policy owner during any calendar year period. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income. Contract Owners should consult a tax adviser before purchasing more than one Contract or other annuity contracts.


     Withholding

     The Company is required to withhold Federal income taxes on withdrawals, lump sum distributions, and annuity payments that include taxable income unless the payee elects to not have any withholding or in certain other circumstances. Special withholding rules apply to payments made to non-resident aliens.

     Lump-sum Distribution or Withdrawal

     The Company is required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless You elect out of withholding.

     Annuity Payments

     The Company will withhold on the taxable portion of annuity payments based on a withholding certificate You file with the Company. If you do not file a certificate, You will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

     You are liable for payment of Federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.






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Diversification Standards

     To comply  with the  diversification  regulations  promulgated  under  Code
Section 817(h) (the "Diversification Regulations"), after a start-up period, each Sub-account is required to diversify its investments. The Diversification Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of the assets of a Sub-account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies so that an investment in the Fund is not treated as one investment but is treated as an investment in a pro-rata portion of each underlying asset of the Fund. All securities of the same issuer are treated as a single investment. In the case of government securities, each Government agency or instrumentality is treated as a separate issuer.

     In connection with the issuance of the proposed and temporary version of the Diversification Regulations, Treasury announced that such regulations do not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that if and when additional regulations or IRS pronouncements are issued, the Contract may need to be modified to comply with such rules. For these reasons, the Company reserves the right to modify the Contract, as necessary, to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

     The Company intends to comply with the Diversification Regulations to assure that the Contracts continue to be treated as annuity contracts for Federal income tax purposes.


Tax-Favored Plans


      By attachment of an endorsement that reflects the limits of Code section 408(b), the Contracts may be used as an IRA. The Contracts are also available for use in connection with a previously established 403(b) Plan. No attempt is made herein to provide more than general information about the use of the Contracts with IRAs or 403(b) Plans. The information herein is not intended as tax advice. A prospective Owner considering use of the Contract to create an IRA or in connection with a 403(b) Plan should first consult a competent tax adviser with regard to the suitability of the Contract as an investment vehicle for their qualified plan.

     While the Contract will not be available in connection with retirement plans designed by the Company which qualify for the federal tax advantages available under Sections 401 and 457 of the Code, a Contract can be used as the investment medium for an individual Owner's separately qualified 401 retirement plan. Distributions from a 401 qualified plan or 403(b) Plan (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan or an IRA. If the recipient is unable to take full advantage of the tax-free rollover provisions, there may be taxable income, and the imposition of a 10% penalty tax if the recipient is under age 59 1/2 (unless another exception applies under Code Section 72(t)). A prospective Owner considering use of the Contract in this manner should consult a competent tax advisor with regard to the suitability of the Contract of this purpose and for information concerning the provisions of the Code applicable to qualified plans, 403(b) Plans, and IRAs.

Individual Retirement Annuities


     Section 408 of the Code permits eligible individuals to contribute to an IRA. Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into an IRA. In addition, distributions from an IRA may be rolled over to another IRA, provided certain conditions are met. Section 408A of the Code provides special rules for "Roth IRAs." The basic distinction between a Roth IRA and a regular IRA is that contributions to a Roth IRA are not deductible and "qualified distributions" from a Roth IRA are not includible in gross income for federal income tax purposes. Other differences include the ability to make contributions to a Roth IRA after age 70 1/2 and to defer distributions beyond age 70 1/2. Taxpayers whose adjusted gross incomes exceed certain levels are not eligible for Roth IRAs. Sales of the Contracts for use with IRAs are subject to special requirements imposed by the Service, including the requirement that informational disclosure be given to each person desiring to establish an IRA. Contracts offered in connection with an IRA by this Prospectus are not available in all states.

403(b) Plans


      Code Section 403(b)(11) imposes certain restrictions on a Owner's ability to make partial withdrawals from Code Section 403(b) Contracts, if attributable to purchase payments made under a salary reduction agreement. Specifically, Code
Section 403(b)(11) allows a Owner to make a surrender or partial withdrawal only
(a) when the employee attains age 59 1/2, separates from service, dies, or becomes disabled (as defined in the Code), or (b) in the case of hardship. In the case of hardship, only an amount equal to the purchase payments may be withdrawn. In addition, 403(b) Plans are subject to additional requirements, including: eligibility, limits on contributions, minimum distributions, and nondiscrimination requirements applicable to the employer. Owners and their employers are responsible for compliance with these rules. Contracts offered in connection with a 403(b) Plan offered by this Prospectus, are not available in all states.

                                LEGAL PROCCEDINGS

      The Company knows of no legal proceeding pending to which the Variable Account is a party or which would materially affect the Variable Account.

                                 LEGAL MATTERS


     Legal matters relating to the federal securities laws in connection with the Contracts described herein are being passed upon by the law firm of Jorden, Burt, Boros, Cicchetti, Berenson & Johnson LLP, Washington D.C.






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         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                           PAGE
General Information.................................
   The Company......................................
   Independent Accountants..........................
   Legal Counsel....................................
   Distributor......................................
   Calculation of Performance Related Information...
Annuity Provisions..................................
   Variable Annuity Payments........................
   Annuity Unit.....................................
   Net Investment Factor............................
   Additional Provisions............................
Financial Statements................................

                                    APPENDIX

GENERAL ACCOUNT OPTION

      Under the General Account option, Contract Values are held in the Company's General Account. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 nor is the General Account registered as an investment company under the Investment Company Act of 1940. The Company understands that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the General Account portion of the Contract. Disclosures regarding the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The General Account option is not available in all states.

      During the Accumulation Period the Owner may allocate amounts to the General Account. The General Account is an account maintained by us into which all of our assets have been allocated other than the assets of the Variable Account and any other separate accounts we maintain. The initial Purchase Payment will be invested in the General Account in accordance with the selection made by the Owner in the application. In the case of flexible premium Contracts, additional Purchase Payments will be allocated to General Account in accordance with the selection made by the Owner in the application or the most recent selection received at the Company Office, unless otherwise specified by the Owner. If the Owner elects to withdrawal amounts from the General Account such withdrawal, except as otherwise provided in this Appendix, will be subject to the same conditions as imposed on withdrawals from the Variable Account. The Company reserves the right to delay any payment from the General Account for up to six (6) months from the date it receives such request at its Office.

INVESTMENTS IN THE GENERAL ACCOUNT


     An allocation of the initial Purchase Payment to the General Account Option must equal the greater of (a) or (b) where: (a) is a percentage that is a whole number, equal to or greater than 10% and (b) is a dollar amount which is equal to or greater than $3,000. Subsequent Purchase Payments under flexible premium Contracts allocated to the General Account Option must be equal to or greater than $3,000. Amounts invested in the General Account are credited with interest on a daily basis at the then applicable effective guarantee rate. The effective guarantee rate is that rate in effect when the Owner allocates or transfers amounts to the General Account. If the Owner has allocated or transferred amounts at different times to the General Account, each allocation or transfer may have a unique effective guarantee rate and the General Account Option associated with that amount. We guarantee that the effective guarantee rate will not be changed more than once per year and will not be less than 3%.


GENERAL ACCOUNT TRANSFERS

      During the Accumulation Period the Owner may transfer, by written request or telephone authorization, Contract Values to or from a sub-account of the Variable Account to or from a guarantee period of the General Account at any time, subject to the conditions set out under Transfer of Contract Values Section.

MINIMUM SURRENDER VALUE


     The Minimum Surrender Value for amounts allocated to the General Account equals the amounts allocated (less withdrawals) with interest compounded annually at the rate of 3%, reduced by any applicable Deferred Sales Charge.